                  SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



Date of Report                                   MAY 10, 2000
(Date of earliest event reported)


                      MAIN STREET TRUST, INC.
       (Exact name of Registrant as specified in its charter)


                              ILLINOIS
         (State or other jurisdiction of incorporation)


       333-91759                                 37-13338484
(Commission File Number)           (I.R.S. Employer Identification Number)



100 W. University Ave., Champaign, Illinois             61820-4028
(Address of principal executive offices)                (Zip Code)



                              (217) 351-6500
          (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         In connection with the merger of BankIllinois Financial Corporation and First Decatur Bancshares, Inc. ("First Decatur") with and into Main Street Trust, Inc., effective March 23, 2000, attached as Exhibit 99.1 is a copy of First Decatur's consolidated balance sheet as of December 31, 1998 and 1999, and the related consolidated financial statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1999.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              None.

         (c)  EXHIBITS.

              Exhibit 99.1 - See financial statements described above in
              Item 7(a).

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MAIN STREET TRUST, INC.


Dated:  May 10, 2000                      By: /s/ Van A. Dukeman
                                          ----------------------------
                                          Van A. Dukeman
                                          President





                                2